EXHIBIT 10.85.9

CLOSING CHECKLIST

RENEWAL AND EXTENSION OF THE

REVOLVING LINE OF CREDIT PROVIDED BY

COMERICA BANK

TO

MICROSEMI CORPORATION

MARCH 29, 2005

LENDER:	Comerica Bank (“Comerica”)

BORROWER:	Microsemi Corporation

TRANSACTION:	Amendment to $30,000,000 Revolving Line of Credit

I.	PRIMARY LOAN DOCUMENTS

1.	Amendment to Credit Agreement[1]

2.	Consent of Guarantors[1]

3.	Judicial Reference Letter[1]

II.	MISCELLANEOUS

4.	Reimbursement of Bank’s Legal Fees and Expenses[2]

[1]	To be drafted by MCPS.
[2]	To be provided by Borrower.

NINTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of March 29, 2005

This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), the several financial institutions party to the Credit Agreement referred to below (collectively, the “Lenders”; individually, a “Lender”), and COMERICA BANK, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 1999, as amended by the First Amendment to Credit Agreement dated as of June 25, 1999, the Second Amendment to Credit Agreement dated as of February 14, 2000, the Third Amendment to Credit Agreement dated as of April 2, 2001, the Fourth Amendment to Credit Agreement dated as of May 25, 2002, the Fifth Amendment to Credit Agreement dated as of December 5, 2002, the Sixth Amendment to Credit Agreement dated as of December 10, 2003, the Seventh Amendment to Credit Agreement dated as of March 31, 2004 and the Eighth Amendment to Credit Agreement dated as of March 31, 2004 (as so amended the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

(2) The Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement.

(3) The Administrative Agent and the Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

NOW, THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as: follows:

SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Stated Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Stated Maturity Date means March 31, 2007.”

(b) Section 10.9, Governing Law, shall be amended and restated in its entirely to read as follows:

“Section 10.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS). This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede prior agreements, written or oral, with respect thereto.”

(c) Section 10.13., Forum Selection and Consent to Jurisdiction, shall be amended and restated in its entirety to read as follows:

“Section 10.13 Forum Selection and Consent to Jurisdiction. Borrower, Lenders and Administrative Agent hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or California state court sitting in Los Angeles, California in any action or proceeding arising out of or relating to this Agreement or any of the Loan Documents and Borrower, Lenders and Administrative Agent hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or California state court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of California by the delivery of copies of such process to Borrower at its address specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by Borrower in a notice to the other parties that complies as to delivery with the terms of Section 10.2. Nothing in this Section shall affect the right of Administrative Agent to serve process in any other manner permitted by law or limit the right of the Administrative Agent to bring any such action or proceeding against Borrower or any of Borrower’s Subsidiaries or any of their property in the courts with subject matter jurisdiction of any other jurisdiction. Borrower irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.”

SECTION 2. Conditions to Effectiveness. The amendments in Section 1 of this Amendment shall be effective as of the date hereof, subject to the Administrative Agent’s receipt of the following on or before March 29, 2005:

(a) counterparts of this Amendment executed by the Administrative Agent, the Borrower and all Lenders;

(b) a reaffirmation of the Guaranty, in form and substance satisfactory to the Agent, duly-executed by each Guarantor; and

(c) such other documentation as the Administrative Agent or any Lender shall reasonably request.

SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

(a) Authority: Enforceability. The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment, and to perform its obligations under the Credit Agreement as amended hereby. The execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, have been duly approved by the Board of Directors of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(b) Loan Document Representations and Warranties. The representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(c) Absence of Default. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed count of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMERICA BANK, as Administrative Agent

By:	/s/ Elisabeth C. Schutz
Name:	Elisabeth C. Schutz
Title:	Vice President

Address:	Comerica Bank
500 North State College Boulevard Suite 570
Orange, CA 92868 Telephone: 714-940-6715 Facsimile: 714-940-6719 Attention: Elisabeth C. Schutz

COMERICA BANK, as a Lender

By:	/s/ Elisabeth C. Schutz
Name:	Elisabeth C. Schutz
Title:	Vice President

Address:	Comerica Bank
500 North State College Boulevard Suite 570
Orange, CA 92868 Telephone: 714-940-6715 Facsimile: 714-940-6719 Attention: Elisabeth C. Schutz

This Amendment is approved and accepted as of the date first above written

MICROSEMI CORPORATION

By:	/s/ David R. Sonksen
Name:	DAVID R. SONKSEN
Title:	Ex. V. P. & CFO

CONSENT OF GUARANTORS

Dated as of March 29, 2005

Please refer to that certain Guaranty dated as of April 2, 1999 (the “Guaranty”) executed by the undersigned in favor of Comerica Bank, as Administrative Agent under the Credit Agreement dated as of April 2, 1999 for Microsemi Corporation, as amended (the “Credit Agreement”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

The undersigned have reviewed that certain Amendment of even date herewith to the Credit Agreement. By their execution hereof, the undersigned Guarantors hereby consent to the terms of the Amendment.

By its execution hereof, each of the undersigned Guarantors hereby represents and warrants that:

(i) this Consent has been duly authorized, executed and delivered by the undersigned Guarantor and constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

(ii) the representations and warranties contained in the Guaranty are true and correct as of the date hereof as though made on and as of the date hereof.

The undersigned Guarantors hereby further confirm and agree that the Guaranty is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

[signature page follows]

GUARANTORS:

MICROSEMI CORP. – INTEGRATED PRODUCTS
MICROSEMI CORPORATION – SCOTTSDALE
MICROSEMI CORPORATION – COLORADO
MICROSEMI CORPORATION –MASSACHUSETTS (formerly known as Microsemi Wartertown, Inc.)

By:	/s/ David R. Sonksen
Title:	Ex. V.P. & CFO

MICROSEMI CORP. – SANTA ANA

By:.	/s/ David R. Sonksen
Title:	Ex. V.P. & CFO

Accepted, Acknowledged and Agreed:

COMERICA BANK as Administrative Agent

By:	/s/ Elisabeth C. Schutz
Title:	Vice President

March 29, 2005

Microsemi Corp. - Integrated Products

Microsemi Corporation - Scottsdale

Microsemi Corporation - Colorado

Microsemi Corporation - Massachusetts

Microsemi Corporation - Santa Ana

(collectively referred to as, “Guarantors”)

Dear Guarantors:

This Letter Agreement is entered into by and between Comerica Bank (“Bank”) and the undersigned party as of this 29th day of March, 2005.

The undersigned and Bank agree that the following Reference Provision shall be made a part of any agreement, instrument, or document entered into between the undersigned and Bank (collectively, the “Agreement”) and is hereby incorporated into any such Agreement by this reference.

Reference Provision.

a. The parties prefer that any dispute between them be resolved in litigation subject to a Jury Trial Waiver as set forth in the Agreement, but the availability of that process is in doubt because of the opinion of the California Court of Appeal in Grafton Partners LP v. Superior Court, 9 Cal.Rptr.3d 511. This Reference Provision will be applicable until the California Supreme Court completes its review of that case, and will continue to be applicable if either that court or a California Court of Appeal publishes a decision holding that a pre-dispute Jury Trial Waiver provision similar to that contained in the Agreement is invalid or unenforceable. Delay in requesting appointment of a referee pending review of any such decision, or participation in litigation pending review, will not be deemed a waiver of this Reference Provision.

b. Other than (i) nonjudicial foreclosure of security interests in real or personal property, (ii) the appointment of a receiver or (iii) the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law), any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to the Agreement, will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Agreement, venue for the reference proceeding will be in the Superior Court or Federal District Court in the County or District where venue is otherwise appropriate under applicable law (the “Court”).

c. The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. The referee shall be appointed to sit with all the powers provided by law. Each party shall have one peremptory challenge pursuant to CCP § 170.6. Pending appointment of the referee, the Court has power to issue temporary or provisional remedies.

d. The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within ninety (90) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP §644.

e. The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

f. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

g. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. The referee’s decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

h. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

i. THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY, AND THAT THEY ARE IN EFFECT WAIVING THEIR RIGHT TO TRIAL BY JURY IN AGREEING TO THIS REFERENCE PROVISION. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY DISPUTE BETWEEN THEM WHICH ARISES OUT OF OR IS RELATED TO THE AGREEMENT.

[signatures on following page]

COMERICA BANK

By:	/s/ Elisabeth C. Schutz
Its:	Vice President

MICROSEMI CORP. – INTEGRATED PRODUCTS
MICROSEMI CORPORATION – SCOTTSDALE
MICROSEMI CORPORATION – COLORADO
MICROSEMI CORPORATION – MASSACHUSETTS
(formerly known as Microsemi Wartertown, Inc.)

By:	/s/ David R. Sonksen
Its:	Ex. V. P. & CFO

MICROSEMI CORP. – SANTA ANA

By:	/s/ David R. Sonksen
Its:	Ex. V. P. & CFO